                                                                     Exhibit 4.1

               Temporary Certificate--Exchangeable for Definitive
                  Engraved Certificate When Ready for Delivery

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         COMMON STOCK                                     COMMON STOCK
    ----------------------                           ----------------------
    AOR
    ----------------------                           ----------------------
THIS CERTIFICATE IS TRANSFERABLE                     SEE REVERSE FOR CERTAIN
IN THE CITIES OF NEW YORK, NY OR                          DEFINITIONS
      JERSEY CITY, NJ                                  CUSIP 05164B 10 6

                                  AURORA (TM)
                                   FOODS INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT

                                    SPECIMEN

IS THE OWNER OF

          FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, PAR
                          VALUE OF $0.01 PER SHARE, OF
                               AURORA FOODS INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:


     /s/ [ILLEGIBLE]                                   /s/ [ILLEGIBLE]
        SPECIMEN                                           SPECIMEN
CHIEF FINANCIAL OFFICER AND                         CHIEF EXECUTIVE OFFICER
       SECRETARY                                   AND CHAIRMAN OF THE BOARD

                            [AURORA FOODS INC. SEAL]

COUNTERSIGNED AND REGISTERED:
  CONTINENTAL STOCK TRANSFER & TRUST COMPANY
             (Jersey City, NJ)
                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR

BY

                                                              AUTHORIZED OFFICER

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                          AMERICAN BANK NOTE COMPANY.

                                AURORA FOODS INC.

      A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Corporation at its principal office.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right of
           survivorship and not as tenants
           in common

UNIF GIFT MIN ACT -- __________ Custodian __________
                       (Cust)              (Minor)
                     under Uniform Gifts to Minors
                     Act ___________________________
                                 (State)
UNIF TRF MIN ACT --  ____ Custodian (until age _____)
                    (Cust)
                     _______ under Uniform Transfers
                     (Minor)
                     to Minors Act _________________
                                        (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

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________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________________

Signature(s) Guaranteed


                                        ________________________________________
                               NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

By ____________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.